UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 17, 2021

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-20908

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 5th Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PFBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01          Completion of Acquisition or Disposition of Assets

On September 17, 2021, Peoples Bancorp Inc., an Ohio corporation (“Peoples”), completed its previously announced merger (the “Merger”) with Premier Financial Bancorp, Inc., a Kentucky corporation (“Premier Financial”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated March 26, 2021.  At the effective time of the Merger (the “Effective Time”), Premier Financial merged with and into Peoples (the “Merger”), with Peoples as the surviving corporation in the Merger. Immediately following the Merger, Premier Financial’s wholly-owned subsidiary banks, Citizens Deposit Bank and Trust, Inc., a Kentucky banking corporation (“Citizens Bank”), and Premier Bank, Inc., a West Virginia corporation (“Premier Bank”), merged with and into Peoples Bank, an Ohio chartered commercial bank and wholly-owned subsidiary of Peoples (“Peoples Bank”), with Peoples Bank as the surviving bank in the mergers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of the common stock, no par value (“Premier Financial Common Stock”) issued and outstanding immediately prior to the Effective Time (except for treasury shares and dissenting shares, both as provided for in the Merger Agreement), converted, in accordance with the procedures set forth in the Merger Agreement, into 0.58 (the “Exchange Ratio”) of common shares, no par value, of Peoples (the “Merger Consideration”).

Also at the Effective Time, all rights with respect to options issued pursuant to the Premier Financial Bancorp, Inc. 2012 Long Term Incentive Plan and the 2002 Employee Stock Ownership Incentive Plan vested in full and ceased to represent an option to purchase shares of Premier Financial Common Stock and were converted automatically into the right to receive an amount of cash equal to the product of the daily volume weighted average of the closing-sale prices of Peoples Common Shares on the NASDAQ Stock Market (the “NASDAQ”) as reported by NASDAQ for the five (5) consecutive full trading days ending on the trading day preceding the Effective Date multiplied by the Exchange Ratio less the current exercise price per share of such Premier Financial Stock Option as adjusted for previously declared stock splits and stock dividends subsequent to the issuance of the Premier Financial Stock Option but prior to the date hereof.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement attached as Exhibit 2.1 to Premier Financial’s Current Report on Form 8-K filed on March 31, 2021, and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Premier Financial notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger would be effective at 5:00 p.m., Eastern Time, on September 17, 2021.  After the closing of trading on September 17, 2021, Nasdaq filed with the SEC a Notification of Removal Form Listing and/or Registration Under Section 12(b) of the Securities and Exchange Act of 1934 (the “Exchange Act”) on Form 25 to remove Premier Financial’s common stock from listing on Nasdaq and withdraw the registration of Premier Financial’s common stock under Section 12(b) of the Exchange Act.  Following the effectiveness of such Form 25, Premier Financial intends to cause to be filed with the SEC a certification on Form 15 under the Exchange Act requesting that the shares of Premier Financial Common Stock be deregistered and that Premier Financial’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.  The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03          Material Modification to Rights of Security Holders

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01          Changes in Control of Registrant

At the Effective Time of the Merger, Premier Financial merged with and into Peoples and, accordingly, a change in control of Premier Financial occurred.  The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Effective Time of the Merger, all of the directors and executive officers of Premier Financial ceased serving as directors and executive officers of Premier Financial.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

At the Effective Time of the Merger, the separate corporate existence of Premier Financial ceased.  The articles of incorporation and bylaws of Peoples as in effect immediately before the completion of the Merger, became the articles of incorporation and bylaws of the surviving corporation without change.  Consequently, the certificate of incorporation and bylaws of Premier Financial ceased to be in effect upon completion of the Merger.

Item 9.01          Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Exhibit
2.1
Agreement and Plan of Merger between Peoples and Premier Financial dated March 26, 2021 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Premier Financial filed with the Securities and Exchange Commission on March 31, 2021).

3.1
Amended Articles of Incorporation of Peoples [This document represents the Amended Articles of Incorporation of Peoples, incorporating all amendments through July 28, 2021.  The compiled document has not been filed with the Ohio Secretary of State] (incorporated by reference to Exhibit 3.1(h) to the Quarterly Report of Peoples on Form 10-Q for the quarter ended June 30, 2021 filed with the SEC on July 28, 2021.

3.2
Code of Regulations of Peoples (incorporated herein by reference to Exhibit 3(b) to Registration Statement of Peoples on Form 8-B filed July 20, 1993.  Peoples filed this exhibit with the SEC in paper form originally and this exhibit has not been filed with the SEC in electronic format.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase
Date: September 17, 2021                    Brien M. Chase, Senior Vice President
                        and Chief Financial Officer